Summary Prospectus    September 30, 2015
Voya Small Company Fund
Class/Ticker: A/AESAX; B/ASMLX; C/ASCCX; I/AESGX; O/ISCOX; W/ISMWX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund's Prospectus and Statement of Additional Information, each dated September 30, 2015, and the audited financial statements on pages 12-34 of the Fund’s shareholder report dated May 31, 2015 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 34) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 106).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None
Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees[3]	%	0.92	0.92	0.92	0.92	0.92	0.92
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Other Expenses	%	0.19	0.19	0.19	0.21	0.19	0.19
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[4]	%	1.37	2.12	2.12	1.14	1.37	1.12
Class		A	B	C	I	O	W
Waivers and Reimbursements[5]	%	(0.02)	(0.02)	(0.02)	(0.09)	(0.02)	(0.02)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.35	2.10	2.10	1.05	1.35	1.10
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Expense information has been restated to reflect current contractual rates.
3	The portion of the management fee attributable to the advisory services is 0.82% and the portion of the management fee attributable to the administrative services is 0.10%.
4	Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
5	The adviser is contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.25%, 1.50%, and 1.25% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through October 1, 2016. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.35%, 2.10%, 2.10%, 1.04%, 1.35%, and 1.10% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through October 1, 2016. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The adviser is contractually obligated to waive 0.02% of the management fee through January 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the
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Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$705	982	1,280	2,125
B	Sold	$713	962	1,337	2,259
	Held	$213	662	1,137	2,259
C	Sold	$313	662	1,137	2,450
	Held	$213	662	1,137	2,450
I	Sold or Held	$107	353	619	1,378
O	Sold or Held	$137	432	748	1,645
W	Sold or Held	$112	354	615	1,361
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
For this Fund, the sub-adviser (“Sub-Adviser”) defines small-capitalization companies as companies that are included in the S&P SmallCap 600® Index or the Russell 2000® Index at the time of purchase, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in the S&P SmallCap 600® Index or the Russell 2000® Index. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600® Index and Russell 2000® Index change. As of June 30, 2015, the smallest company in the S&P SmallCap 600® Index had a market capitalization of $90.3 million and the largest company had a market capitalization of $4.2 billion. As of June 30, 2015, the smallest company in the Russell 2000® Index had a market capitalization of $32.2 million and the largest company had a market capitalization of $4.7 billion.
The Fund may also invest in real estate-related securities including real estate investment trusts.
The Fund may invest in derivative instruments including, but not limited to, put and call options. The Fund typically uses derivative instruments to seek to reduce exposure to other risks, such as currency risk, to substitute for taking a position in the underlying asset, and/or to seek to enhance returns in the Fund. The Fund may also invest, to a limited extent, in foreign stocks.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In managing the Fund, the Sub-Adviser invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value. The Sub-Adviser uses internally developed quantitative computer models to evaluate financial and fundamental characteristics (e.g., changes in earnings, return on equity, and price to equity multiples) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price; considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth, and the quality of its management.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected,
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Summary Prospectus	Voya Small Company Fund

so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. In addition, because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Small-Capitalization Company    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges
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are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 19.52% and Worst quarter: 4th 2008, -23.86%
The Fund's Class A shares' year-to-date total return as of June 30, 2015: 5.14%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-0.25	13.13	7.95	N/A	04/15/94
After tax on distributions	%	-2.55	11.44	6.20	N/A
After tax on distributions with sale	%	1.47	10.30	6.28	N/A
Russell 2000® Index[1]	%	4.89	15.55	7.77	N/A
Class B before taxes	%	0.33	13.41	7.78	N/A	03/01/99
Russell 2000® Index[1]	%	4.89	15.55	7.77	N/A
Class C before taxes	%	4.09	13.65	7.79	N/A	06/30/98
Russell 2000® Index[1]	%	4.89	15.55	7.77	N/A
Class I before taxes	%	6.16	14.91	8.92	N/A	01/04/94
Russell 2000® Index[1]	%	4.89	15.55	7.77	N/A
Class O before taxes	%	5.80	14.49	N/A	8.56	06/04/08
Russell 2000® Index[1]	%	4.89	15.55	N/A	9.14
Class W before taxes	%	6.11	14.79	N/A	17.14	06/12/09
Russell 2000® Index[1]	%	4.89	15.55	N/A	17.64
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Joseph Basset, CFA Portfolio Manager (since 05/06)	James Hasso Portfolio Manager (since 04/12)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
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Summary Prospectus	Voya Small Company Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SPRO-20000801 (0915-093015)